Exhibit 99.1

TransAtlantic Petroleum Provides an Operations Update and Announces the Payment of Dividends on its Series A Preferred Shares in Common Shares

Hamilton, Bermuda (January 2, 2020) – TransAtlantic Petroleum Ltd. (TSX: TNP) (NYSE American: TAT) (the “Company” or “TransAtlantic”) today provided an operations update and announced the payment of the fourth quarter of 2019 dividend on the Company’s 12.0% Series A Convertible Redeemable Preferred Shares (“Series A Preferred Shares”) in its Common Shares, par value $0.10 per share (“Common Shares”).

Operations Update

Average daily gross sales volumes were approximately 3,300 barrels of oil equivalent per day (“BOEPD”) and average daily net sales volumes were approximately 2,700 BOEPD for the last seven days of 2019.

In November 2019, the Company completed the Yeniev-5 well in the Mardin formation with a production rate of 60 barrels of oil per day (“BOPD”) after acid stimulation.

In December 2019, the Company completed the Yeniev-6 well, which is currently recovering load and flowing at a production rate of 120 BOPD after fracture stimulation.

The Company is currently awaiting the results of the analysis of the cores recovered from the Yeniev-4, Yeniev-5, and Bahar-12 wells prior to determining its 2020 budget and drilling plans.

Payment of Dividend on Series A Preferred Shares

On December 31, 2019, the Company paid the quarterly dividend on its Series A Preferred Shares in its Common Shares, as permitted by the Certificate of Designations for the Series A Preferred Shares.

About TransAtlantic

The Company is an international oil and natural gas company engaged in the acquisition, exploration, development, and production of oil and natural gas. The Company holds interests in developed and undeveloped properties in Turkey and Bulgaria.

(NO STOCK EXCHANGE, SECURITIES COMMISSION, OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Forward-Looking Statements

This news release contains statements concerning the Company’s drilling program, the drilling, completion, and cost of wells, and the production and sale of oil and natural gas, as expectations, plans, goals, objectives, assumptions, and information about future events, conditions, exploration, production, results of operations, and performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates, and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include, but are not limited to, well development results, access to sufficient capital; market prices for natural gas, natural gas liquids, and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids, and oil products; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which the Company carries on business, especially economic slowdowns; actions by governmental authorities; receipt of required approvals; increases in taxes; legislative and regulatory initiatives relating to fracture stimulation activities; changes in environmental and other regulations; renegotiations of contracts; political uncertainty, including sanctions, armed conflicts, and actions by insurgent groups; outcomes of litigation; the negotiation and closing of material contracts; and other risks described in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements or information contained in this news release are made as of the date hereof, and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events, or otherwise, unless so required by applicable securities laws.

Contact:

Tabitha T. Bailey

Vice President, General Counsel, and Corporate Secretary

(214) 265-4708

TransAtlantic Petroleum Ltd.

16803 Dallas Parkway

Addison, Texas 75001

http://www.transatlanticpetroleum.com